                                                                      Exhibit 24

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ Edward H. Budd
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ M. Michele Burns
                                                    ----------------------------
                                                    M. Michele Burns
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ George M.C. Fisher
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ David R. Goode
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ James M. Kilts
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ Leo F. Mullin
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ John F. Smith, Jr.
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                               POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ Joan E. Spero
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.

                               POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.


                                        /s/ Larry D. Thompson
                                        --------------------------------------
                                        Director
                                        Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Gerald Grinstein, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2003, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 17, 2004.

                                                    /s/ Andrew J. Young
                                                    ----------------------------
                                                    Director
                                                    Delta Air Lines, Inc.